UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 16, 2024
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On February 16, 2024, JetBlue Airways Corporation (“JetBlue” or the “Company”) entered into a Director Appointment and Nomination Agreement (the “Agreement”) with Carl C. Icahn and the persons and entities listed therein (collectively, the “Icahn Group”).
Pursuant to the Agreement, the Company’s board of directors (the “Board”) has agreed to appoint Jesse Lynn and Steven Miller (together, the “Icahn Designees”) as observers to the Board, effective as of February 26, 2024. Subject to the rights of the Company to exclude access to certain materials and meetings under the Agreement, the Icahn Designees shall be permitted to attend and reasonably participate, but not vote, at all meetings of the Board.
In addition, the Board has agreed to, promptly after the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), (i) increase the size of the Board from 11 to 13 directors, resulting in a total of two vacancies; and (ii) appoint the Icahn Designees to serve as directors of the Company to fill such vacancies, each with a term expiring at the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), or until their earlier death, resignation, disqualification or removal. In connection with the appointment, the Icahn Group has agreed not to conduct a proxy contest or engage in any solicitation of proxies regarding any matter, including the election of directors, with respect to the 2024 Annual Meeting.
In connection with their appointment as observers to the Board, each of Mr. Lynn and Mr. Miller has been determined to qualify as an independent director under the listing rules of The Nasdaq Stock Market LLC. Effective as of their appointment as observers to the Board, the Icahn Designees will be entitled to receive the same compensation as the Company’s other non-employee directors, which is described in the Company’s definitive proxy statement for its 2023 Annual Meeting of Shareholders on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 5, 2023.
In the event an Icahn Designee is unable or otherwise ceases to serve on the Board or as an observer, the Agreement provides a mechanism for the Icahn Group to designate a substitute director or observer acceptable to the Board, to be appointed to the Board or as an observer for the remainder of the term of such Icahn Designee.
If at any time the Icahn Group ceases collectively to beneficially own at least 20,356,619 shares of common stock, $0.01 par value per share, of the Company (“Common Stock”), which number of shares is subject to adjustment in certain circumstances as described in the Agreement, then the Icahn Group shall cause one Icahn Designee (or replacement designee, as applicable) to promptly resign from the Board and any committee of the Board on which he or she then sits. If the Icahn Group ceases collectively to beneficially own at least 10,178,309 shares of Common Stock, which number of shares is subject to adjustment in certain circumstances as described in the Agreement, then the Icahn Group shall cause each Icahn Designee (or replacement designee, as applicable) to promptly resign from the Board and any committee of the Board on which he or she then sits. In each case, the Icahn Group shall not have the right to replace such Icahn Designee(s). In addition, during the applicable term of the Agreement, the Company generally agrees that, with respect to any Board consideration of the appointment and employment of the Chief Executive Officer or Chief Financial Officer of the Company, mergers and acquisitions of material assets, or dispositions of material assets, or similar extraordinary transactions, such consideration and voting with respect thereto shall take place only at the full Board level or in committees of which an Icahn Designee is an observer or member.
The Agreement also includes other customary voting, standstill and non-disparagement provisions. Absent an uncured breach of the material provisions of the Agreement by the Company, the standstill restrictions on the Icahn Group will remain in effect until the later of (i) thirty days before the nomination deadline for stockholders to nominate candidates for the annual meeting following the 2024 Annual Meeting and (ii) thirty days after such date as no Icahn Designee is on the Board and the Icahn Group no longer has any right to designate a replacement (including if the Icahn Group has irrevocably waived such right in writing) (the “Standstill Period”).
In addition, as long as the Icahn Group collectively beneficially owns 16,963,849 shares of Common Stock, the Company will not adopt a rights plan designed to increase the cost to a potential acquirer which includes a triggering threshold below 15% of the then-outstanding amount of Common Stock through the issuance of new rights, Common Stock or preferred shares, unless such rights plan exempts the Icahn Group up to a beneficial ownership of 15%. The Agreement will terminate and be of no further force or effect as of the end of the Standstill Period, with the exception of certain provisions that survive termination pursuant to the terms of the Agreement.
Pursuant to the Agreement, the Company and the Icahn Group have also entered into a confidentiality agreement, the form of which is included as Exhibit C to the Agreement and incorporated herein by reference.
The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.
On February 16, 2024, the Company issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.
The information included under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Current Report on Form 8-K include, without limitation, statements regarding our expected board composition. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the occurrence of any event, change or other circumstance, including the outcomes of legal proceedings, that could give rise to the right of JetBlue or Spirit Airlines Inc. (“Spirit”) or both of them to terminate the Agreement and Plan of Merger dated as of July 28, 2022 (the “Merger Agreement”) by and among the Company, Spirit and Sundown Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of JetBlue; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risk associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to the Northeast Alliance (the “NEA”) with American Airlines Group Inc. and our wind-down of the NEA; failure to obtain certain governmental approvals necessary to consummate the merger with Spirit (the “Merger”); the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us and Spirit related to the Merger; risks associated with failure to consummate the Merger in a timely manner or at all; risks associated with the pendency of the Merger and related business disruptions; indebtedness following consummation of the Merger and associated impacts on business flexibility, borrowing costs and credit ratings; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all; challenges associated with successful integration of Spirit’s operations; expenses related to the Merger and integration of Spirit; the potential for loss of management personnel and other key crewmembers as a result of the Merger; risks associated with effective management of the combined company following the Merger; risks associated with JetBlue being bound by all obligations and liabilities of the combined company following consummation of the Merger; risks associated with the integration of JetBlue and Spirit workforce, including with respect to negotiation of labor agreements and labor costs; the impact of the Merger on JetBlue’s earnings per share; risks associated with cybersecurity and privacy, including potential disruptions to our information technology systems, information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; our substantial indebtedness and impact on our ability to meet future financing needs; financial risks associated with credit card processors; restrictions as a result of our participation in governmental support programs under the CARES Act, the Consolidated Appropriations Act, and the American Rescue Plan Act; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing attention to, and evolving expectations regarding, environmental, social and governance matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel.
Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Current Report on Form 8-K, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue’s filings with the U.S. Securities and Exchange Commission, including but not limited to, in our Annual Report on Form 10-K for the year ended December 31, 2023. In light of these risks and uncertainties, the forward-looking events discussed in this Current Report on Form 8-K might not occur. Our forward-looking statements speak only as of the date of this Current Report on Form 8-K. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Director Appointment and Nomination Agreement, dated February 16, 2024, by and among the Icahn Group and JetBlue
99.1	Press Release of JetBlue, dated February 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	February 16, 2024	By:	/s/ Brandon Nelson
Brandon Nelson
General Counsel and Corporate Secretary